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                          IRREVOCABLE LETTER OF CREDIT
                                  May 15, 1997



Irrevocable Letter of Credit No. SB-013200

Crestar Bank, as Trustee
Attention: Corporate Trust Bond Department
919 East Main Street
Richmond, Virginia  23219

Ladies and Gentlemen:

     At the request and instruction of our customer, Sherwood Foods, Inc. (the "Borrower"), we hereby establish, for the account of the Borrower, in your favor as Trustee under an Indenture of Trust dated as of May 1, 1997 (the "Indenture"), between the Industrial Development Authority of Mecklenburg County, Virginia, a political subdivision of the Commonwealth of Virginia (the "Authority"), and you as Trustee, pursuant to which the Authority issued its Variable Rate Demand Revenue Bonds (Sherwood Foods, Inc. Project), Series 1997 (the "Bonds"), our Irrevocable Letter of Credit in the initial amount of Five Hundred Eighty Nine Thousand Eight Hundred Fifty Three Dollars ($589,853.00) (hereinafter, as reduced or reinstated from time to time in accordance with the provisions hereof, the "Stated Amount"). This Letter of Credit is issued pursuant to a Reimbursement Agreement dated as of May 1, 1997 (the "Reimbursement Agreement"), among Borrower, Sherwood Brands, Inc. and us.

     Of the Stated Amount, (a) up to Five Hundred Eighty Thousand Dollars ($580,000.00) (the "Principal Portion") may be drawn at any time and from time to time with respect to (i) the purchase of Bonds for the Borrower's account or
(ii) amounts due as principal of the Bonds, whether at maturity or upon acceleration or call for redemption; and (b) up to Nine Thousand Eight Hundred Fifty Three Dollars ($9,853.00) (the "Interest Portion") may be drawn at any time and from time to time with respect to payment of up to 62 days' accrued interest on the Bonds on or prior to the stated maturity date of the Bonds, provided, however, that any amount drawn with respect to interest may not

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AN INTEGRAL PART OF DOCUMENTARY CREDIT No. SB-O13200

exceed the actual amount of unpaid interest accrued and to accrue on the Bonds to the time the drawing is made.

EXPIRATION

     This Letter of Credit shall expire at 5:00 P.M., Richmond, Virginia time (hereinafter referred to as "Eastern Time"), on June 10, 2002. Notwithstanding the foregoing, this Letter of Credit shall expire earlier than such date upon the first to occur of (a) the date of receipt by us of notice from the Trustee that an acceptable alternate Letter of Credit (as defined in the Indenture) has been accepted by the Trustee in substitution for this Letter of Credit, which notice shall be in substantially the form of Annex E hereto; (b) the date on which we honor a drawing or drawings with respect to payment of principal of and interest on the Bonds pursuant to any payment, prepayment, acceleration or redemption of the Bonds in full, in which event this Letter of Credit shall expire immediately after we honor such drawing or drawings; (c) the date on which the Indenture is discharged; and (d) 15 days after delivery to you of notice that an Event of Default under the Reimbursement Agreement has occurred, with instructions to you to accelerate the Bonds and draw on this Letter of Credit.

     In the event the expiration date of this Letter of Credit, as specified in the preceding paragraph, is not a Business Day (as hereinafter defined), this Letter of Credit shall expire at 5:00 P.M., Eastern Time, on the next following Business Day.

METHOD OF PAYMENT

     Funds under this Letter of Credit are available to you against your sight draft(s) drawn on us, stating on their face, "Drawn under Central Fidelity National Bank, Irrevocable Letter of Credit No. SB-013200" and accompanied by your written certificate purportedly signed by your authorized officer, appropriately completed, in the form of Annex A, B or C hereto, as indicated below. Presentation of such drafts shall be made at our office located at:

           Central Fidelity National Bank
           1021 East Cary Street
           Richmond, Virginia  23219
           Attention:  International Division

or at any office in the Commonwealth of Virginia that may be designated by us by written notice delivered to you and reasonably acceptable to you.

     We hereby agree that each draft drawn under and in compliance with the terms of this Letter of Credit will be duly honored by us upon due delivery of the certificate, or certificates, and sight draft, as specified below, if presented as specified below on or before the expiration date hereof:


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AN INTEGRAL PART OF DOCUMENTARY CREDIT No. SB-O13200

     (1) If a presentation in respect to payment is made by you hereunder at or prior to 11:00 A.M., Eastern Time, on a Business Day, and provided that the documents so presented are in the form of appropriate annexes to this Letter of Credit, payment shall be made to you, or to your designee, of the amount specified, in immediately available funds, not later than 4:00 P.M., Eastern Time, on that Business Day.

     (2) If a presentation in respect of payment is made by you hereunder after 11:00 A.M., Eastern Time, on a Business Day, and provided that the documents so presented are in the form of the appropriate annexes to this Letter of Credit, payment shall be made to you, or to your designee, of the amount specified, in immediately available funds, not later than 4:00 P.M., Eastern Time, on the next succeeding Business Day.

     If requested by you, payment under this Letter of Credit may be made by deposit of immediately available funds into a designated account that you maintain with us. As used herein, Business Day shall mean any Monday, Tuesday, Wednesday, Thursday, or Friday on which commercial banking institutions generally are open for business at the place where our principal offices are located and on which the New York Stock Exchange is not closed.

DRAWINGS

     No drawing may be made hereunder to pay principal of, premium, if any, or interest on, or the purchase price of, any Bonds (or principal amount of the Bonds) owned by the Borrower.

     Principal Portion Drawings. Drawings under the Principal Portion to pay principal of the Bonds due to prepayment, redemption, acceleration or maturity (an "A Drawing") must be accompanied by your appropriately completed written certificate, signed by your authorized officer, in the form of Annex A hereto. Drawings under the Principal Portion to purchase Bonds for the Borrower's account pursuant to Sections 404 and 405(E) of the Indenture or Bonds or portions of the Bonds that are tendered for purchase pursuant to the Indenture (a "B Drawing"), must be accompanied by your appropriately completed written certificate signed by your authorized officer in the form of Annex B hereto.

     Interest Portion Drawings. Drawings under the Interest Portion to pay interest due and payable on the Bonds pursuant to Section 707(a) of the Indenture (a "C Drawing") must be accompanied by your appropriately completed written certificate signed by your authorized officer in the form of Annex C hereto.

REDUCTION OF STATED AMOUNT

           In the case of any A Drawing or B Drawing, the Stated Amount shall automatically be reduced by (a) an amount of the Principal Portion equal to 100% of the amount of such drawing, and (b) an amount of the Interest Portion equal to 62 days' interest on the

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amount of such drawing calculated at an assumed rate of 10% per annum. In the case of any C Drawing, the Interest Portion shall automatically be reduced by the amount of such drawing. Upon any reduction in the Stated Amount resulting from an A Drawing, you shall surrender this Letter of Credit to us not later than the tenth Business Day following the effective date of such reduction, whereupon we shall enter the reduction in Stated Amount and the new Stated Amount on the Schedule of Reduction in Stated Amount attached hereto and shall return the Letter of Credit to you.

REINSTATEMENT

     A Drawings and B Drawings. A Drawings shall not be reinstated. Reductions in the Principal Portion and Interest Portion resulting from a B Drawing shall be automatically reinstated upon the resale of the Bonds as provided in Section 405(e) of the Indenture.

     C Drawings. The Interest Portion shall be automatically reinstated in an amount equal to the amount of any C Drawing upon the earlier of (i) our receipt from the Borrower of an amount equal to the Borrower's obligations due under the Reimbursement Agreement arising from such C Drawing, or (ii) 5:00 p.m., Eastern Time on the tenth calendar day following the honoring of such drawing. Notwithstanding the foregoing, such amount shall not be reinstated if you shall have received written notice from us prior to 5:00 p.m. Eastern Time on the tenth calendar day following the honoring of such drawing, that (a) such amount will not be reinstated because we have not been reimbursed for such drawing or an "Event of Default" has occurred under the Reimbursement Agreement and (b) demand is made that the Bonds be accelerated pursuant to Section 1001(d) of the Indenture.

DISCHARGE OF OBLIGATIONS

     Only you, as Trustee, may make a drawing under this Letter of Credit. Upon the payment to you or your account of the amount specified in sight drafts drawn hereunder, we shall be fully discharged of our obligation under the Letter of Credit with respect to such sight drafts and we shall not thereafter be obligated to make any further payments under this Letter of Credit in respect to such sight drafts to you or any other person who may have made to you or makes to you a demand for payment of principal or purchase price of, or interest on the Bonds.

TRANSFER

     This Letter of Credit may be successively transferred in its entirety (but not in part) to your successors, if any, as Trustee under the Indenture, upon presentation to us of this Letter of Credit accompanied by an appropriately completed transfer in the form of Annex D hereto.


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AN INTEGRAL PART OF DOCUMENTARY CREDIT No. SB-O13200

MISCELLANEOUS

     If a demand for payment made by you does not conform to the terms and conditions of this Letter of Credit, we will notify you thereof, within a reasonable time after such delivery of such demand for payment, such notice to be promptly confirmed in writing to you, and we shall hold all documents at your disposal or, at your option, return the same to you.

     This Letter of Credit sets forth in full the terms of our undertaking and shall not in any way be amended, amplified or limited by reference to any document, instrument or agreement referred to herein or in which this Letter of Credit is referred to or to which this Letter of Credit relates, except for the certificates referred to herein; and any such reference shall not be deemed to be incorporated herein by reference to any document, instrument or agreement except for such certificates.

     This Letter of Credit may not be modified, supplemented or amended without the express written consent thereto of the Borrower; provided, however, that such consent shall not be required for automatic reductions and reinstatements of the Stated Amount as herein provided.

     Our obligations hereunder are primary obligations and shall not be affected by the performance or non-performance by the Authority under the Bonds or by the Borrower under the Reimbursement Agreement or by the performance or non-performance of any party under any agreement between the Authority and you, the Authority and the Borrower, or the Authority, the Borrower and us, including, without limitation, the Reimbursement Agreement.

     This Letter of Credit, except as otherwise expressly stated herein, is subject to the Uniform Customs and Practices for Documentary Credits (1993 Revision), International Chamber of Commerce, Publication No. 500 (the "UCP"). Except as to matters governed by the express provisions of this Letter of Credit or by the UCP, this Letter of Credit shall be governed by the laws of the Commonwealth of Virginia, including, without limitation, the Uniform Commercial Code as in effect in the Commonwealth of Virginia.

     Communications with respect to this Letter of Credit shall be in writing and shall be addressed to us at the address set forth above specifically referring to the number of this Letter of Credit.

CENTRAL FIDELITY NATIONAL BANK


By___________________________

Title________________________


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                            AN INTEGRAL PART OF DOCUMENTARY CREDIT No. SB-O13200



                         SCHEDULE OF REDUCTION IN AMOUNT
                        Documentary Credit No. SB-013200



Date                  Amount of Reduction                      New Stated Amount
----                  -------------------                      -----------------





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    Annex A to Central Fidelity National Bank Letter of Credit No. SB-013200

                           Certificate for "A Drawing"

     For payment of principal of the Bonds due to prepayment, redemption, acceleration or maturity.

     The undersigned, a duly authorized officer of the Trustee named below (the "Trustee"), hereby certifies to Central Fidelity National Bank (the "Bank"), with reference to Irrevocable Letter of Credit No. SB-013200 (the "Letter of Credit") (any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit) issued by the Bank in favor of the Trustee, that:

          (1) The Trustee is the Trustee under the Indenture.

          (2) The Trustee is making a drawing under the Principal Portion of the Letter of Credit with respect to $______________ to be used to pay principal on the Bonds due to prepayment, redemption, acceleration or maturity.

          (3) The amount of principal of the Bonds which is due and payable on the date hereof is $_____________, and the amount of the drawing referred to in paragraph (2) does not exceed such amount of principal.

          (4) The amount of the sight draft(s) accompanying this Certificate (a) does not exceed the amount available to be drawn under the Principal Portion of the Letter of Credit, and (b) was computed in accordance with the terms and conditions of the Bonds and the Indenture.

          (5) (a) Upon receipt by the Trustee of the amount demanded hereby, the Trustee will apply the same directly for the purpose specified in paragraph (2), and (b) no portion of the said amount shall be applied by the Trustee for any purpose other than as set forth in paragraph
          (2) above.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ____ day of _____________, ____.


_______________________________________
             As Trustee

By_____________________________________

Title__________________________________


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    Annex B to Central Fidelity National Bank Letter of Credit No. SB-013200

                           Certificate for "B Drawing"

     For payment of the purchase price of Bonds tendered for purchase pursuant to Section 405(e) of the Indenture.

     The undersigned, a duly authorized officer of the Trustee named below (the "Trustee"), hereby certifies to Central Fidelity National Bank (the "Bank"), with reference to Irrevocable Letter of Credit No. SB-013200 (the "Letter of Credit") (any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit) issued by the Bank in favor of the Trustee, that:

          (1) The Trustee is the Trustee under the Indenture.

          (2) The Trustee is making a drawing under the Principal Portion of the Letter of Credit with respect to $_____________ to be used to pay the purchase price of the Bonds to be purchased pursuant to the terms of the Indenture.

          (3) The amount of the sight draft(s) accompanying this Certificate (a) does not exceed the amount available to be drawn under the Principal Portion of the Letter of Credit, and (b) was computed in accordance with the terms and conditions of the Bonds and the Indenture.

          (4) (a) Upon receipt by the Trustee of the amount demanded hereby, the Trustee shall apply the same directly for the purpose specified in paragraph (2), and (b) no portion of said amount shall be applied by the Trustee for any purpose other than as set forth in paragraph (2) above.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ____ day of _____________, ____.



_______________________________________
             As Trustee

By_____________________________________

Title__________________________________


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    Annex C to Central Fidelity National Bank Letter of Credit No. SB-013200

                           Certificate for "C Drawing"

     For the payment of interest due and payable on the Bonds.

     The undersigned, a duly authorized officer of the Trustee named below (the "Trustee"), hereby certifies to Central Fidelity National Bank (the "Bank"), with reference to Irrevocable Letter of Credit No. SB-013200 (the "Letter of Credit") (any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit) issued by the Bank in favor of the Trustee, that:

          (1) The Trustee is the Trustee under the Indenture.

          (2) The Trustee is making a drawing under the Interest Portion of the Letter of Credit with respect to $__________ to be used for a payment of interest due and payable on the Bonds.

          (3) The aggregate amount of the drawing referred to in paragraph (2) does not exceed the amount of interest on the Bonds that will be due and payable on the current Interest Payment Date (as defined in the Indenture) and does not exceed an amount equal to 62 days' accrued interest on the Bonds, computed at the actual rate of interest thereon during the period for which this drawing is being made.

          (4) The amount of the sight draft(s) accompanying this Certificate (a) does not exceed the amount available on the date hereof to be drawn under the Interest Portion of the Letter of Credit, and (b) was computed in accordance with the terms and conditions of the Bonds and the Indenture.

          (5) (a) Upon receipt by the Trustee of the amount demanded hereby, the Trustee will apply the same on the current Interest Payment Date to the payment of the Interest accrued on the Bonds, which is so due and payable, and (b) no portion of said amount shall be applied by the Trustee for any purpose other than as set forth in paragraph (2) above.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ____ day of _____________, ____.



_______________________________________
             As Trustee

By_____________________________________

Title__________________________________


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    Annex D to Central Fidelity National Bank Letter of Credit No. SB-013200

CENTRAL FIDELITY NATIONAL BANK
1021 East Cary Street
Richmond, Virginia  23219

Attention:  International Division

Date:

Gentlemen:

     With reference to your Letter of Credit No. SB-013200, we hereby transfer all rights therein to _________________________________________________________,
subject to the terms and conditions of said Letter of Credit. We hereby certify that the transferee is the successor Trustee under the Indenture referred to in the Letter of Credit. The transferee has acknowledged below that it is the successor Trustee.

     By this transfer, all rights of the undersigned beneficiary in such Letter of Credit are transferred to the transferee and the transferee shall have the sole rights as beneficiary thereof, including sole rights relating to any amendments, whether increases or extensions or other amendments and whether now existing or hereafter made. All amendments are to be advised directly to the transferee without necessity of any consent of or notice to the undersigned beneficiary.

     Enclosed is the original Letter of Credit so that you may endorse the transfer thereon.


                                            ____________________________________
                                            As Trustee

                                            By__________________________________
                                                   Authorized Signature

Transferee
Beneficiary____________________________

Address________________________________

_______________________________________




___________________________ hereby acknowledges that it is the successor to
____________________________ as Trustee under the Indenture.

                                            By__________________________________
                                                   Authorized Signature


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    Annex E to Central Fidelity National Bank Letter of Credit No. SB-013200

               Certificate of Cancellation of the Letter of Credit
                and Substitution of an Alternate Credit Facility

CENTRAL FIDELITY NATIONAL BANK
1021 East Cary Street
Richmond, Virginia  23219

Attention:  International Division

RE:  Irrevocable Letter of Credit No. SB-013200
     ------------------------------------------

     The undersigned, a duly authorized officer of the Trustee (the "Trustee"), hereby certifies to Central Fidelity National Bank (the "Bank"), that an acceptable Alternate Letter of Credit (as such term is defined in the Indenture referred to in the above-referenced Letter of Credit) has been delivered to and accepted by the Trustee and that the Trustee is authorized to deliver this Certificate under the Indenture, pursuant to which Five Hundred Eighty Thousand Dollars ($580,000.00) principal amount of the Variable Rate Demand Revenue Bonds (Sherwood Foods, Inc. Project), Series 1997 of the Industrial Development Authority of Mecklenburg County, Virginia, a political subdivision of the Commonwealth of Virginia, have been issued. The Trustee hereby surrenders the above-referenced Letter of Credit to the Bank for cancellation and hereby instructs the Bank to cancel the same, effective on the date of the Bank's receipt of this Certificate.

     By its execution hereof, Sherwood Foods, Inc. (the "Borrower"), hereby certifies to the Bank that all conditions precedent to the cancellation of the Letter of Credit and substitution of an Alternate Letter of Credit as set forth in the Indenture have been satisfied and the Borrower hereby joins in the Trustee's instructions to the Bank to cancel the referenced Letter of Credit.

     IN WITNESS WHEREOF, the Trustee and the Borrower have executed and delivered this Certificate as of the ____ day of _______________, ____.


_______________________________________
              As Trustee

Sherwood Foods, Inc.

By:  Anat Schwartz (SEAL)
   ------------------------------------
Title:  Vice President